UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-02589
Eaton Vance Series Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Growth Fund 1.0 Annual Report December 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2011
Eaton Vance
Tax-Managed Growth Fund 1.0
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	3
Endnotes and Additional Disclosures	4
Fund Expenses	5
Financial Statements	6
Report of Independent Registered Public Accounting Firm	13 and 29
Federal Tax Information	14
Management and Organization	30
Important Notices	32

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Amid widespread volatility in global markets during 2011, U.S. equity markets posted mixed results for the 12 months ending December 31, 2011, with early- and late-year gains helping to offset mid-year losses.
In the early months of the period, investor sentiment for U.S. equities was running high as U.S. and global economic conditions reaccelerated and corporate earnings results generally continued to beat consensus expectations. These and other factors enabled U.S. stocks to register broad-based gains through the first four months of the year.
As the year progressed, however, U.S. stock returns first moderated and then faltered. From July 2011 to the market bottom on October 3, 2011, U.S. stocks registered broad-based declines as U.S. corporate profit growth slowed, the eurozone’s debt crisis worsened, and global economic activity decelerated. Investor confidence also was eroded by U.S. lawmakers’ partisan bickering over the federal debt ceiling and Standard & Poor’s resulting decision to downgrade the country’s long-term credit rating. At the same time, discouraging U.S. economic data raised the possibility of another recession.
By the end of October 2011, the market had reversed course again, with the S&P 500 Index2 recording one of its best calendar months in several decades. Investors seemed to be encouraged by Europe’s plan to combat Greece’s debt problems, expand a eurozone bailout fund, and recapitalize the region’s banks. The U.S. economy also displayed signs of improvement in the fourth quarter, most notably a slight decline in the unemployment rate. The October market rally helped the S&P 500 Index gain roughly 12% during the fourth quarter and end the year in positive territory.
For 2011 as a whole, the S&P 500 Index and the Dow Jones Industrial Average gained 2.11% and 8.38%, respectively, while the NASDAQ Composite Index returned -0.83%. Growth stocks outperformed value stocks across most market capitalizations, and large-cap stocks outpaced their small-cap counterparts.
Fund Performance
For the fiscal year ending December 31, 2011, Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) at net asset value (NAV) had a total return of 0.81%. By comparison, the Fund’s benchmark, the S&P 500 Index (the Index), had a total return of 2.11% during the period.
The Fund underperformed the Index primarily as a result of security selection, which was partially offset by positive sector allocations during the period. The strongest gain for the Index came from the utilities sector, followed by the consumer staples and health care sectors, each of which delivered returns in excess of 10%. Financials and materials posted the lowest 12-month returns within the Index.
The Fund’s security selection within the energy and consumer staples sectors detracted the most from performance relative to the Index. In addition, an underweight in the utilities sector hurt returns. The Fund’s underweight positions in some higher-dividend-paying tobacco, oil and gas, and utilities companies detracted from performance during the period.
On the positive side, security selection within the consumer discretionary and materials sectors contributed to performance during the period. In addition, underweights in the financials and materials sectors helped lift returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2011
Performance2,3

Portfolio Managers Duncan W. Richardson, CFA; Lewis R. Piantedosi; Michael A. Allison, CFA; Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	3/29/1966	0.81%	-0.24%	2.51%
S&P 500 Index	—	2.11%	-0.25%	2.92%

% After Tax Returns	Inception Date	One Year	Five Years	Ten Years

After Taxes on Distributions	3/29/1966	0.60%	-0.61%	2.15%
After Taxes on Distributions and Sale of Fund Shares	—	0.86	-0.25	2.11
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Tax-Managed Growth Fund 1.0 for the period indicated. For comparison, the same investment is shown in the indicated index.
Fund Profile4

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)[5]

NIKE, Inc., Class B	3.6%
PepsiCo, Inc.	3.1
International Business Machines Corp.	3.0
Intel Corp.	2.6
Deere & Co.	2.5
Apache Corp.	2.4
Exxon Mobil Corp.	2.3
Coca-Cola Co. (The)	2.3
Walt Disney Co. (The)	2.3
Amgen, Inc.	2.2

Total	26.3%

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Managed Growth Fund 1.0
December 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

The Fund typically meets redemptions of Fund shares by distributing portfolio securities equal in value to the Fund shares being redeemed. The selection of each security to be distributed in a redemption is in the sole discretion of the Fund’s investment adviser. Settlement of redemptions ordinarily will occur within five business days of the processing of a redemption, provided that all requested delivery information has been provided by the redeeming shareholder. Redeeming shareholders will be exposed to the risk of fluctuations in the value of the securities distributed by the Fund upon redemptions until the securities are received and/or sold by the shareholder. If portfolio securities distributed to meet a redemption are sold by the redeeming shareholder, the shareholder will incur brokerage commissions or other transaction costs. Shareholders should consult with their financial adviser in connection with a redemption request. Questions concerning redemptions may be directed to the Eaton Vance Exchange Fund Servicing Team at 1-866-910-2425.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 – December 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Beginning	Ending	Expenses Paid	Annualized
Account Value	Account Value	During Period*	Expense
(7/1/11)	(12/31/11)	(7/1/11 – 12/31/11)	Ratio

Actual
$1,000.00	$960.90	$2.47	0.50%

Hypothetical
(5% return per year before expenses)
$1,000.00	$1,022.70	$2.55	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2011. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $289,908,132)	$593,768,774
Receivable from the transfer agent	311

Total assets	$593,769,085

Liabilities

Payable for Fund shares redeemed	$515,535
Payable to affiliates:
Trustees’ fees	125
Accrued expenses	42,528

Total liabilities	$558,188

Net Assets	$593,210,897

Sources of Net Assets

Paid-in capital	$395,881,722
Accumulated net realized loss from Portfolio	(87,242,175)
Accumulated undistributed net investment income	219,880
Net unrealized appreciation from Portfolio	303,860,642
Accumulated federal tax on undistributed net realized long-term capital gain, paid on behalf of the shareholders	(19,509,172)

Total	$593,210,897

Net Asset Value and Redemption Price Per Share

($593,210,897 ÷ 1,118,627 shares of beneficial interest outstanding)	$530.30

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends allocated from Portfolio (net of foreign taxes, $200,975)	$12,662,363
Interest allocated from Portfolio	7,052
Expenses allocated from Portfolio	(3,003,783)

Total investment income from Portfolio	$9,665,632

Expenses

Trustees’ fees and expenses	$500
Custodian fee	43,145
Transfer and dividend disbursing agent fees	33,340
Legal and accounting services	22,896
Printing and postage	17,373
Miscellaneous	7,232

Total expenses	$124,486

Net investment income	$9,541,146

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain —
Investment transactions(1)	$38,461,482
Foreign currency transactions	3,657

Net realized gain	$38,465,139

Change in unrealized appreciation (depreciation) —
Investments	$(42,517,218)
Foreign currency	(1,494)

Net change in unrealized appreciation (depreciation)	$(42,518,712)

Net realized and unrealized loss	$(4,053,573)

Net increase in net assets from operations	$5,487,573

(1)	Includes $39,900,660 of net realized gains from redemptions in-kind.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$9,541,146	$8,790,016
Net realized gain from investment transactions and foreign currency transactions	38,465,139	61,669,829
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(42,518,712)	5,213,034

Net increase in net assets from operations	$5,487,573	$75,672,879

Distributions to shareholders —
From net investment income	$(9,367,787)	$(8,989,167)

Total distributions to shareholders	$(9,367,787)	$(8,989,167)

Transactions in shares of beneficial interest —
Net asset value of shares issued to shareholders in payment of distributions declared	$2,282,756	$2,342,881
Cost of shares redeemed	(59,483,031)	(54,578,439)

Net decrease in net assets from Fund share transactions	$(57,200,275)	$(52,235,558)

Net increase (decrease) in net assets	$(61,080,489)	$14,448,154

Net Assets

At beginning of year	$654,291,386	$639,843,232

At end of year	$593,210,897	$654,291,386

Accumulated undistributed net investment income included in net assets

At end of year	$219,880	$42,864

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Financial Highlights

	Year Ended December 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year	$534.250	$480.560	$402.280	$613.190	$603.370

Income (Loss) From Operations

Net investment income	$8.208	$7.001	$7.717	$9.700	$9.568
Net realized and unrealized gain (loss)	(4.108)	53.839	84.959	(208.748)	18.969

Total income (loss) from operations	$4.100	$60.840	$92.676	$(199.048)	$28.537

Less Distributions

From net investment income	$(8.050)	$(7.150)	$(7.700)	$(9.500)	$(9.600)
From net realized gain	—	—	(6.696)	(2.362)	(9.117)

Total distributions	$(8.050)	$(7.150)	$(14.396)	$(11.862)	$(18.717)

Net asset value — End of year	$530.300	$534.250	$480.560	$402.280	$613.190

Total Return(1)	0.81%	12.78%	23.35%	(32.75)%	4.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$593,211	$654,291	$639,843	$596,767	$1,007,067
Ratios (as a percentage of average daily net assets):
Expenses(2)(3)	0.50%	0.49%	0.50%	0.47%	0.46%
Net investment income	1.51%	1.42%	1.83%	1.83%	1.52%
Portfolio Turnover of the Tax-Managed Growth Portfolio	2%	2%	3%	3%	6%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(2)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.0 (the Fund) is a diversified series of the Eaton Vance Series Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (7.4% at December 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Although the Fund intends to distribute net realized long-term gains to shareholders each year, the Fund reserves the right to designate such gains as undistributed and pay the federal tax thereon on behalf of shareholders. The Fund records a provision for such tax on the last day of its fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

At December 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,324,937 and realized capital losses of $1,699,123 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017. For tax years beginning after December 22, 2010, current year net realized capital losses are treated as arising on the first day of the Fund’s next taxable year. Such capital losses are treated as realized prior to the utilization of the capital loss carryforward.

As of December 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Shareholders may reinvest income

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Notes to Financial Statements — continued

and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31,

	2011	2010

Distributions declared from:
Ordinary income	$9,367,787	$8,989,167

During the year ended December 31, 2011, accumulated net realized loss was increased by $42,344,272, accumulated undistributed net investment income was increased by $3,657 and paid-in capital was increased by $42,340,615 due to differences between book and tax accounting, primarily for redemptions in-kind and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$219,738
Capital loss carryforwards and deferred capital losses	$(5,024,060)
Net unrealized appreciation	$221,642,669

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations and investments in partnerships.

3 Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2011, EVM earned $3,551 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4 Investment Transactions

For the year ended December 31, 2011, increases and decreases in the Fund’s investment in the Portfolio aggregated $243,282 and $66,780,194, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind of $58,666,111.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Notes to Financial Statements — continued

5 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,

	2011	2010

Issued to shareholders electing to receive payments of distributions in Fund shares	4,299	4,723
Redemptions	(110,371)	(111,473)

Net decrease	(106,072)	(106,750)

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Series Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.0:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) (one of the funds constituting the Eaton Vance Series Trust), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.0 as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 23, 2012

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2012 showed the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $12,568,453, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualified under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 100.00% qualifies for the corporate dividends received deduction.

Tax-Managed Growth Portfolio

December 31, 2011

Portfolio of Investments

Common Stocks — 98.8%

Security	Shares	Value

Aerospace & Defense — 3.8%

Boeing Co. (The)	934,567	$68,550,489
General Dynamics Corp.	473,021	31,413,324
Honeywell International, Inc.	290,022	15,762,696
Huntington Ingalls Industries, Inc.(1)	2,546	79,639
Lockheed Martin Corp.	16,042	1,297,798
Northrop Grumman Corp.	15,277	893,399
Precision Castparts Corp.	4,749	782,588
Raytheon Co.	53,403	2,583,637
Rockwell Collins, Inc.	166,153	9,199,892
Textron, Inc.	33,277	615,292
United Technologies Corp.	2,449,740	179,051,496

		$310,230,250

Air Freight & Logistics — 0.6%

C.H. Robinson Worldwide, Inc.	2,207	$154,005
FedEx Corp.	265,004	22,130,484
United Parcel Service, Inc., Class B	383,848	28,093,835

		$50,378,324

Auto Components — 0.3%

Johnson Controls, Inc.	744,539	$23,274,289

		$23,274,289

Automobiles — 0.0%(2)

Daimler AG	17,284	$758,076
Harley-Davidson, Inc.	800	31,096

		$789,172

Beverages — 5.6%

Beam, Inc.	88,199	$4,518,435
Brown-Forman Corp., Class B	54,061	4,352,451
Coca-Cola Co. (The)	2,651,563	185,529,863
Coca-Cola Enterprises, Inc.	31,501	812,096
Molson Coors Brewing Co., Class B	186,000	8,098,440
PepsiCo, Inc.	3,719,529	246,790,749

		$450,102,034

Biotechnology — 2.4%

Amgen, Inc.	2,819,831	$181,061,349
Biogen Idec, Inc.(1)	3,543	389,907
Gilead Sciences, Inc.(1)	238,742	9,771,710

		$191,222,966

Building Products — 0.0%(2)

Fortune Brands Home & Security, Inc.(1)	11,600	$197,548

		$197,548

Capital Markets — 3.3%

Ameriprise Financial, Inc.	188,681	$9,366,125
Bank of New York Mellon Corp. (The)	846,256	16,848,957
Charles Schwab Corp. (The)	684,916	7,712,154
E*TRADE Financial Corp.(1)	4,593	36,560
Franklin Resources, Inc.	539,468	51,821,296
Goldman Sachs Group, Inc. (The)	520,182	47,040,058
Legg Mason, Inc.	96,941	2,331,431
Morgan Stanley	2,543,994	38,490,629
Northern Trust Corp.	709,098	28,122,827
State Street Corp.	759,119	30,600,087
T. Rowe Price Group, Inc.	492,243	28,033,239
UBS AG(1)	29,488	348,843
Waddell & Reed Financial, Inc., Class A	273,635	6,777,939

		$267,530,145

Chemicals — 1.5%

Air Products and Chemicals, Inc.	7,660	$652,555
Ashland, Inc.	30,391	1,737,150
Dow Chemical Co. (The)	152,627	4,389,552
E.I. Du Pont de Nemours & Co.	926,356	42,408,578
Ecolab, Inc.	445,515	25,755,222
Monsanto Co.	492,901	34,537,573
PPG Industries, Inc.	109,400	9,133,806

		$118,614,436

Commercial Banks — 2.7%

Bank of Montreal	26,370	$1,445,340
BB&T Corp.	881,417	22,185,266
Comerica, Inc.	126,791	3,271,208
Fifth Third Bancorp	978,637	12,448,263
HSBC Holdings PLC	220,592	1,680,378
HSBC Holdings PLC ADR	424	16,154
KeyCorp	111,353	856,305
M&T Bank Corp.	17,293	1,320,148
PNC Financial Services Group, Inc.	131,464	7,581,529
Regions Financial Corp.	216,147	929,432
Royal Bank of Canada	148,562	7,570,719
Societe Generale	478,448	10,562,031
SunTrust Banks, Inc.	269,585	4,771,654
Synovus Financial Corp.	10,960	15,454
Toronto-Dominion Bank	17,915	1,340,221

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Commercial Banks (continued)

Trustmark Corp.	102,713	$2,494,899
U.S. Bancorp	2,567,729	69,457,069
Wells Fargo & Co.	2,602,025	71,711,809
Zions Bancorporation	38,805	631,745

		$220,289,624

Commercial Services & Supplies — 0.1%

Cintas Corp.	56,948	$1,982,360
Pitney Bowes, Inc.	15,870	294,230
Waste Management, Inc.	108,716	3,556,100

		$5,832,690

Communications Equipment — 2.9%

Cisco Systems, Inc.	1,861,369	$33,653,552
Juniper Networks, Inc.(1)	109,780	2,240,610
Motorola Mobility Holdings, Inc.(1)	44,378	1,721,866
Motorola Solutions, Inc.	50,718	2,347,736
Nokia Oyj ADR	192	925
QUALCOMM, Inc.	3,216,865	175,962,516
Telefonaktiebolaget LM Ericsson, Class B ADR	1,737,409	17,599,953

		$233,527,158

Computers & Peripherals — 3.6%

Apple, Inc.(1)	403,206	$163,298,430
Dell, Inc.(1)	3,911,409	57,223,913
EMC Corp.(1)	2,586,992	55,723,808
Hewlett-Packard Co.	83,558	2,152,454
Lexmark International, Inc., Class A	9,624	318,266
NetApp, Inc.(1)	417,589	15,145,953

		$293,862,824

Construction Materials — 0.0%(2)

Vulcan Materials Co.	22,102	$869,714

		$869,714

Consumer Finance — 0.8%

American Express Co.	857,294	$40,438,558
Capital One Financial Corp.	80,225	3,392,715
Discover Financial Services	830,375	19,929,000
SLM Corp.	10,200	136,680

		$63,896,953

Distributors — 0.1%

Genuine Parts Co.	188,424	$11,531,549

		$11,531,549

Diversified Consumer Services — 0.0%(2)

Ascent Media Corp., Class A(1)	755	$38,293
H&R Block, Inc.	22,181	362,216

		$400,509

Diversified Financial Services — 1.8%

Bank of America Corp.	1,612,000	$8,962,720
CBOE Holdings, Inc.	40,000	1,034,400
Citigroup, Inc.	574,558	15,116,621
CME Group, Inc.	22,581	5,502,312
ING Groep NV ADR(1)	191,170	1,370,689
IntercontinentalExchange, Inc.(1)	13,162	1,586,679
JPMorgan Chase & Co.	3,166,561	105,288,153
Moody’s Corp.	179,602	6,048,996

		$144,910,570

Diversified Telecommunication Services — 0.3%

AT&T, Inc.	341,172	$10,317,041
CenturyLink, Inc.	4,871	181,201
Deutsche Telekom AG ADR	50,092	573,554
Frontier Communications Corp.	33,255	171,263
Verizon Communications, Inc.	380,097	15,249,492
Windstream Corp.	70,866	831,967

		$27,324,518

Electric Utilities — 0.1%

Duke Energy Corp.	47,340	$1,041,480
Exelon Corp.	9,202	399,091
Southern Co. (The)	68,451	3,168,597

		$4,609,168

Electrical Equipment — 1.3%

Emerson Electric Co.	2,018,689	$94,050,721
Rockwell Automation, Inc.	125,000	9,171,250

		$103,221,971

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.4%

Corning, Inc.	2,468,521	$32,041,403
Flextronics International, Ltd.(1)	148,554	840,816
TE Connectivity, Ltd.	9,230	284,376

		$33,166,595

Energy Equipment & Services — 1.8%

Baker Hughes, Inc.	136,681	$6,648,164
Halliburton Co.	1,321,851	45,617,078
Schlumberger, Ltd.	1,334,018	91,126,770
Transocean, Ltd.	75,667	2,904,856

		$146,296,868

Food & Staples Retailing — 3.3%

Costco Wholesale Corp.	873,262	$72,760,190
CVS Caremark Corp.	1,361,063	55,504,149
Kroger Co. (The)	35,843	868,117
Safeway, Inc.	94,229	1,982,578
Sysco Corp.	440,121	12,908,749
Wal-Mart Stores, Inc.	1,891,173	113,016,499
Walgreen Co.	222,463	7,354,627

		$264,394,909

Food Products — 3.3%

Archer-Daniels-Midland Co.	1,490,873	$42,638,968
Campbell Soup Co.	54,780	1,820,887
ConAgra Foods, Inc.	1,631	43,059
General Mills, Inc.	38,796	1,567,746
H.J. Heinz Co.	7,500	405,300
Hershey Co. (The)	499,533	30,861,149
Kraft Foods, Inc., Class A	197,298	7,371,053
McCormick & Co., Inc.	10,600	534,452
Nestle SA	2,750,000	157,914,644
Sara Lee Corp.	1,147,930	21,718,836
Unilever NV	4,636	159,339

		$265,035,433

Health Care Equipment & Supplies — 0.8%

Bard (C.R.), Inc.	25,000	$2,137,500
Baxter International, Inc.	218,222	10,797,625
Becton, Dickinson and Co.	63,708	4,760,262
Boston Scientific Corp.(1)	36,529	195,065
CareFusion Corp.(1)	70,668	1,795,674
Covidien PLC	190,726	8,584,577
Intuitive Surgical, Inc.(1)	14,000	6,482,140
Medtronic, Inc.	393,185	15,039,326
St. Jude Medical, Inc.	66,365	2,276,319
Stryker Corp.	131,368	6,530,303
Zimmer Holdings, Inc.(1)	129,314	6,907,954

		$65,506,745

Health Care Providers & Services — 0.8%

AmerisourceBergen Corp.	473,884	$17,623,746
Cardinal Health, Inc.	186,462	7,572,222
CIGNA Corp.	58,467	2,455,614
Express Scripts, Inc.(1)	281,972	12,601,329
Henry Schein, Inc.(1)	104,029	6,702,588
McKesson Corp.	2,598	202,410
Medco Health Solutions, Inc.(1)	125,104	6,993,314
PharMerica Corp.(1)	7,250	110,055
UnitedHealth Group, Inc.	83,696	4,241,713
WellPoint, Inc.	53,673	3,555,836

		$62,058,827

Hotels, Restaurants & Leisure — 3.0%

Carnival Corp.	533,768	$17,422,188
International Game Technology	459,500	7,903,400
Interval Leisure Group, Inc.(1)	5,349	72,800
Marriott International, Inc., Class A	401,544	11,713,038
Marriott Vacations Worldwide Corp.(1)	40,154	689,043
McDonald’s Corp.	846,340	84,913,292
Starbucks Corp.	2,360,488	108,606,053
Yum! Brands, Inc.	210,518	12,422,667

		$243,742,481

Household Durables — 0.2%

D.R. Horton, Inc.	417,028	$5,258,723
Leggett & Platt, Inc.	250,608	5,774,008
Newell Rubbermaid, Inc.	37,838	611,084

		$11,643,815

Household Products — 1.8%

Clorox Co. (The)	7,570	$503,859
Colgate-Palmolive Co.	587,207	54,252,055
Kimberly-Clark Corp.	446,209	32,823,134
Procter & Gamble Co.	871,572	58,142,568

		$145,721,616

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Independent Power Producers & Energy Traders — 0.0%(2)

AES Corp. (The)(1)	1,730	$20,483

		$20,483

Industrial Conglomerates — 2.1%

3M Co.	842,278	$68,839,381
Danaher Corp.	42,064	1,978,691
General Electric Co.	5,476,694	98,087,590
Tyco International, Ltd.	22,764	1,063,306

		$169,968,968

Insurance — 2.7%

Aegon NV ADR(1)	5,088,862	$20,457,225
Aflac, Inc.	115,848	5,011,584
Allstate Corp. (The)	964	26,423
Aon Corp.	25,900	1,212,120
Berkshire Hathaway, Inc., Class A(1)	620	71,148,100
Berkshire Hathaway, Inc., Class B(1)	939,471	71,681,637
Chubb Corp.	24,930	1,725,655
Cincinnati Financial Corp.	135,528	4,128,183
Hartford Financial Services Group, Inc.	10,762	174,883
Manulife Financial Corp.	65,344	693,953
Progressive Corp.	1,151,311	22,462,078
Torchmark Corp.	378,718	16,432,574
Travelers Companies, Inc. (The)	76,466	4,524,493

		$219,678,908

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	40,982	$7,093,984
HSN, Inc.	1	37

		$7,094,021

Internet Software & Services — 2.3%

Akamai Technologies, Inc.(1)	200,000	$6,456,000
AOL, Inc.(1)	5,317	80,287
eBay, Inc.(1)	1,260,217	38,222,381
Google, Inc., Class A(1)	213,496	137,897,066
IAC/InterActiveCorp	13,368	569,477
VeriSign, Inc.	14,758	527,156

		$183,752,367

IT Services — 5.9%

Accenture PLC, Class A	2,738,000	$145,743,740
Automatic Data Processing, Inc.	1,124,511	60,734,839
Broadridge Financial Solutions, Inc.	2,002	45,145
Fidelity National Information Services, Inc.	63,590	1,690,858
Fiserv, Inc.(1)	39,943	2,346,252
International Business Machines Corp.	1,319,900	242,703,212
Paychex, Inc.	756,046	22,764,545
Total System Services, Inc.	32,405	633,842
Western Union Co.	54,638	997,690

		$477,660,123

Leisure Equipment & Products — 0.0%(2)

Mattel, Inc.	22,565	$626,404

		$626,404

Life Sciences Tools & Services — 0.2%

Agilent Technologies, Inc.(1)	445,580	$15,564,109
Thermo Fisher Scientific, Inc.(1)	18,700	840,939

		$16,405,048

Machinery — 3.6%

Caterpillar, Inc.	121,309	$10,990,595
Deere & Co.	2,623,301	202,912,332
Dover Corp.	370,952	21,533,764
Illinois Tool Works, Inc.	1,203,805	56,229,732
Parker Hannifin Corp.	30,763	2,345,679
WABCO Holdings, Inc.(1)	1,156	50,170

		$294,062,272

Media — 3.3%

CBS Corp., Class B	68,701	$1,864,545
Comcast Corp., Class A	201,884	4,786,670
Comcast Corp., Special Class A	1,732,498	40,817,653
DIRECTV, Class A(1)	20,703	885,260
Discovery Communications, Inc., Class A(1)	7,555	309,528
Discovery Communications, Inc., Class C(1)	7,555	284,823
Gannett Co., Inc.	5,643	75,447
Liberty Media Corp. - Capital, Class A(1)	6,999	546,272
McGraw-Hill Cos., Inc. (The)	86,290	3,880,461
News Corp., Class A	97	1,730
Omnicom Group, Inc.	112,077	4,996,393
Time Warner Cable, Inc.	94,401	6,001,072
Time Warner, Inc.	367,299	13,274,186
Viacom, Inc., Class B	49,155	2,232,129
Walt Disney Co. (The)	4,865,456	182,454,600

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Media (continued)

Washington Post Co., Class B	1,500	$565,215
WPP PLC ADR	18,396	960,823

		$263,936,807

Metals & Mining — 0.3%

Alcoa, Inc.	52,760	$456,374
Freeport-McMoRan Copper & Gold, Inc.	450,000	16,555,500
Nucor Corp.	230,000	9,101,100

		$26,112,974

Multiline Retail — 0.6%

Sears Holdings Corp.(1)	410	$13,030
Target Corp.	884,162	45,286,777

		$45,299,807

Oil, Gas & Consumable Fuels — 7.6%

Anadarko Petroleum Corp.	968,900	$73,956,137
Apache Corp.	2,144,112	194,213,665
BP PLC ADR	192,668	8,234,630
Chevron Corp.	604,906	64,361,998
ConocoPhillips	297,410	21,672,267
Devon Energy Corp.	568,727	35,261,074
Exxon Mobil Corp.	2,191,976	185,791,886
Hess Corp.	224,579	12,756,087
Marathon Oil Corp.	175,831	5,146,573
Marathon Petroleum Corp.	87,915	2,926,690
Murphy Oil Corp.	78,679	4,385,568
Royal Dutch Shell PLC ADR, Class A	76,110	5,562,880
Royal Dutch Shell PLC ADR, Class B	9,594	729,240
Spectra Energy Corp.	8,313	255,625
Williams Cos., Inc.	2,000	66,040

		$615,320,360

Paper & Forest Products — 0.0%(2)

Neenah Paper, Inc.	975	$21,762

		$21,762

Personal Products — 0.0%(2)

Estee Lauder Cos., Inc. (The), Class A	13,035	$1,464,091

		$1,464,091

Pharmaceuticals — 9.0%

Abbott Laboratories	2,730,986	$153,563,343
Allergan, Inc.	146,962	12,894,446
Bristol-Myers Squibb Co.	1,500,706	52,884,879
Eli Lilly & Co.	1,445,042	60,055,945
GlaxoSmithKline PLC ADR	455,612	20,789,576
Hospira, Inc.(1)	3,662	111,215
Johnson & Johnson	2,364,918	155,091,322
Merck & Co., Inc.	1,125,878	42,445,601
Novo Nordisk A/S ADR	249,848	28,797,480
Pfizer, Inc.	6,015,315	130,171,417
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	67,477,319

		$724,282,543

Real Estate Investment Trusts (REITs) — 0.0%(2)

Weyerhaeuser Co.	1,223	$22,833

		$22,833

Road & Rail — 0.2%

Norfolk Southern Corp.	24,192	$1,762,629
Union Pacific Corp.	132,257	14,011,307

		$15,773,936

Semiconductors & Semiconductor Equipment — 3.8%

Analog Devices, Inc.	560,289	$20,047,140
Applied Materials, Inc.	1,065,614	11,412,726
Broadcom Corp., Class A(1)	897,422	26,348,310
Cypress Semiconductor Corp.(1)	52,742	890,812
Intel Corp.	8,524,340	206,715,245
Linear Technology Corp.	118,016	3,544,021
Maxim Integrated Products, Inc.	223,099	5,809,498
NVIDIA Corp.(1)	284,500	3,943,170
Texas Instruments, Inc.	897,287	26,120,025
Xilinx, Inc.	23,107	740,810

		$305,571,757

Software — 3.5%

Activision Blizzard, Inc.	846,350	$10,427,032
Adobe Systems, Inc.(1)	409,776	11,584,367
CA, Inc.	45,408	917,923
Microsoft Corp.	3,211,454	83,369,346
Oracle Corp.	6,882,809	176,544,051
Symantec Corp.(1)	163,117	2,552,781

		$285,395,500

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Specialty Retail — 2.9%

Best Buy Co., Inc.	143,633	$3,356,703
Gap, Inc. (The)	89,138	1,653,510
Home Depot, Inc. (The)	2,373,586	99,785,555
Limited Brands, Inc.	41,877	1,689,737
Lowe’s Companies, Inc.	655,831	16,644,991
Orchard Supply Hardware Stores Corp., Class A(1)	19	0
Staples, Inc.	186,233	2,586,776
TJX Companies, Inc. (The)	1,701,405	109,825,693

		$235,542,965

Textiles, Apparel & Luxury Goods — 3.7%

Coach, Inc.	10,800	$659,232
Hanesbrands, Inc.(1)	198,317	4,335,210
NIKE, Inc., Class B	3,056,944	294,597,693
VF Corp.	12,000	1,523,880

		$301,116,015

Thrifts & Mortgage Finance — 0.0%(2)

Tree.com, Inc.(1)	2	$11

		$11

Tobacco — 0.3%

Altria Group, Inc.	159,973	$4,743,200
Philip Morris International, Inc.	231,705	18,184,208

		$22,927,408

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV ADR, Series L	61,000	$1,378,600
Sprint Nextel Corp.(1)	135,160	316,275
Vodafone Group PLC ADR	182,074	5,103,534

		$6,798,409

Total Common Stocks
(identified cost $5,749,639,639)		$7,979,039,473

Preferred Stocks — 0.0%(2)

Security	Shares	Value

Commercial Banks — 0.0%(2)

Wells Fargo & Co.(3)	166	$0

Specialty Retail — 0.0%

Orchard Supply Hardware Stores Corp.	19	0

		$0

Total Preferred Stocks
(identified cost $5,018)		$0

Rights — 0.0%(2)

Security	Shares	Value

Pharmaceuticals — 0.0%(2)

Sanofi SA, Exp. 12/31/20(1)	6,984	$8,381

Total Rights
(identified cost $16,440)		$8,381

Short-Term Investments — 0.9%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.06%(4)	$70,802	$70,801,999

Total Short-Term Investments
(identified cost $70,801,999)		$70,801,999

Total Investments — 99.7%
(identified cost $5,820,463,096)		$8,049,849,853

Other Assets, Less Liabilities — 0.3%		$22,833,617

Net Assets — 100.0%		$8,072,683,470

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 6).

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2011.

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Statement of Assets and Liabilities

Assets	December 31, 2011

Unaffiliated investments, at value (identified cost, $5,749,661,097)	$7,979,047,854
Affiliated investments, at value (identified cost, $70,801,999)	70,801,999
Cash	1,078,936
Dividends receivable	13,978,693
Interest receivable from affiliated investment	3,290
Receivable for investments sold	9,597,076
Tax reclaims receivable	1,625,910

Total assets	$8,076,133,758

Liabilities

Payable to affiliates:
Investment adviser fee	$3,094,439
Trustees’ fees	12,625
Accrued expenses	343,224

Total liabilities	$3,450,288

Net Assets applicable to investors’ interest in Portfolio	$8,072,683,470

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$5,843,155,794
Net unrealized appreciation	2,229,527,676

Total	$8,072,683,470

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Statement of Operations

Year Ended
Investment Income	December 31, 2011

Dividends (net of foreign taxes, $2,757,599)	$173,262,258
Interest allocated from affiliated investment	96,694
Expenses allocated from affiliated investment	(10,791)

Total investment income	$173,348,161

Expenses

Investment adviser fee	$39,558,185
Trustees’ fees and expenses	50,500
Custodian fee	1,183,682
Legal and accounting services	155,853
Miscellaneous	152,099

Total expenses	$41,100,319

Deduct —
Reduction of custodian fee	$49

Total expense reductions	$49

Net expenses	$41,100,270

Net investment income	$132,247,891

Realized and Unrealized Gain (Loss)

Net realized gain —
Investment transactions(1)	$229,121,917
Investment transactions allocated from affiliated investment	3,986
Foreign currency transactions	50,322

Net realized gain	$229,176,225

Change in unrealized appreciation (depreciation) —
Investments	$(294,936,383)
Foreign currency	(20,441)

Net change in unrealized appreciation (depreciation)	$(294,956,824)

Net realized and unrealized loss	$(65,780,599)

Net increase in net assets from operations	$66,467,292

(1)	Includes $240,241,096 of net realized gains from redemptions in-kind.

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$132,247,891	$127,596,430
Net realized gain from investment transactions and foreign currency transactions	229,176,225	232,540,068
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(294,956,824)	705,390,449

Net increase in net assets from operations	$66,467,292	$1,065,526,947

Capital transactions —
Contributions	$994,922,465	$175,936,921
Withdrawals	(2,033,923,504)	(1,675,725,915)

Net decrease in net assets from capital transactions	$(1,039,001,039)	$(1,499,788,994)

Net decrease in net assets	$(972,533,747)	$(434,262,047)

Net Assets

At beginning of year	$9,045,217,217	$9,479,479,264

At end of year	$8,072,683,470	$9,045,217,217

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Supplementary Data

	Year Ended December 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.48%	0.47%	0.45%	0.44%
Net investment income	1.53%	1.43%	1.86%	1.84%	1.52%
Portfolio Turnover	2%	2%	3%	3%	6%

Total Return	0.80%	12.86%	23.32%	(32.76)%	4.72%

Net assets, end of year (000’s omitted)	$8,072,683	$9,045,217	$9,479,479	$10,602,743	$19,864,161

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2011, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation held an interest of 7.4%, 14.2%, 5.6%, and 1.4% respectively, in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held 71.4% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service.

Tax-Managed Growth Portfolio

December 31, 2011

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2011, the Portfolio’s investment adviser fee amounted to $39,558,185 or 0.46% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $195,346,702 and $83,136,668, respectively, for the year ended December 31, 2011. In addition, investors contributed securities with a value of $18,120,479 and investments having an aggregate market value of $1,007,799,100 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2011.

Tax-Managed Growth Portfolio

December 31, 2011

Notes to Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,959,767,579

Gross unrealized appreciation	$10,001,943,230
Gross unrealized depreciation	(3,911,860,956)

Net unrealized appreciation	$6,090,082,274

The net unrealized appreciation on foreign currency at December 31, 2011 on a federal income tax basis was $140,919.

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2011.

6 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$1,144,997,834	$0		$—	$1,144,997,834
Consumer Staples	991,730,847	157,914,644		—	1,149,645,491
Energy	761,617,228	—		—	761,617,228
Financials	904,086,635	12,242,409		—	916,329,044
Health Care	1,059,476,129	—		—	1,059,476,129
Industrials	949,665,959	—		—	949,665,959
Information Technology	1,812,936,324	—		—	1,812,936,324
Materials	145,618,886	—		—	145,618,886
Telecommunication Services	34,122,927	—		—	34,122,927
Utilities	4,629,651	—		—	4,629,651

Total Common Stocks	$7,808,882,420	$170,157,053	*	$—	$7,979,039,473

Preferred Stocks	$—	$0		$0	$0
Rights	8,381	—		—	8,381
Short-Term Investments	—	70,801,999		—	70,801,999

Total Investments	$7,808,890,801	$240,959,052		$0	$8,049,849,853

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Tax-Managed Growth Portfolio

December 31, 2011

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Preferred Stocks

Balance as of December 31, 2010	$—
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	(10)
Cost of purchases	—
Proceeds from sales	—
Accrued discount (premium)	—
Transfers to Level 3**	10
Transfers from Level 3**	—

Balance as of December 31, 2011	$0

Change in net unrealized appreciation (depreciation) on investments still held as of December 31, 2011*	$(10)

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

All Level 3 investments held at December 31, 2011 were valued at $0.

At December 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

7 Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC seeks to recover payments of the proceeds of the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.60% of net assets at December 31, 2011).

In addition, on June 2, 2011, another group of Tribune creditors filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. The Portfolio also has been named in one or more of these lawsuits.

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

Tax-Managed Growth Portfolio

December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 23, 2012

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Series Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 180 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees
Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.
Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.
Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).
William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.
Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

Management and Organization — continued

Position(s)
with the Trust
	and the		Principal Occupation(s) and Directorships
Name and Year of Birth	Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).
Lynn A. Stout 1957	Trustee	Since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.
Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).
Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the Trust
	and the	Length of	Principal Occupation(s)
Name and Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.
Barbara E. Campbell 1957	Treasurer	Since 2008	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
Tax-Managed Growth Fund 1.0

December 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund 1.0
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

157-2/12	TGSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services

(a)-(d)
Eaton Vance Tax-Managed Growth Fund 1.0 (the “Fund”) is the only series of Eaton Vance Series Trust (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.
The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended December 31, 2010 and December 31, 2011 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Tax-Managed Growth Fund 1.0

Fiscal Years Ended	12/31/10	12/31/11

Audit Fees	$13,900	$12,470
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,190	$6,250
All Other Fees(3)	$1,000	$300

Total	$21,090	$19,020

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund (the only series of the Trust) by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years.

Fiscal Years Ended	12/31/10	12/31/11
| |
Registrant	$7,190	$6,550
Eaton Vance(1)	$250,973	$334,561

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Series Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: February 16, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: February 16, 2012

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President
Date: February 16, 2012